Exhibit 10.2 AGREEMENT BETWEEN ACTION STOCK TRANSFER CORPORATION AND LINGAS RESOURCES, INC, DATED SEPTEMBER 15, 2010

AGREEMENT

This agreement made and entered into the 15th day of September, 2010, by and between Action Stock Transfer Corporation hereinafter referred to as Action and Lingas Resources, Inc. hereinafter referred to as the Company.

WHEREFORE:

1. Action shall be and is hereby appointed Transfer Agent and Registrar for the securities of the Company.

2. An authorized officer of the Company shall file the following with Action before Action commences to act as Transfer Agent:

A.    A copy of the Articles of Incorporation of the Company and all amendments thereto, and a copy of theCertificate of Incorporation as issued by the State of Incorporation.

B.    A copy of the by-laws of the Company incorporating all amendments thereto.

C.  Specimens of all forms of outstanding certificates for securities of the Company, in the formsapproved by the Board of Directors.

D.    A list of all outstanding securities together with a statement that future transfers may be made withoutrestriction on all securities, except as to securities subject to a restriction noted on the face of said securitiesand in the corporate stock records.

E.    A list of all shareholders deemed to be considered "insiders" or "control persons" as defined in theSecurities Act of 1933 & 1934 and other acts of Congress and rules and regulations of the UnitedStatesSecurities and Exchange Commission when applicable.

F.   The names and specimen signatures of all officers who are and have been authorized to signcertificates for securities on behalf of the Company and the names and addresses of any other TransferAgents or Registrars of securities of the Company.

G.    A copy of the resolution of the Board of Directors of the Company authorizing the execution of thisAgreement and approving the terms and conditions herein.

H.    His certificate as to the authorized and outstanding securities of the Company, its address to whichnotices may be sent, the names and specimen signatures of the Company's officers who are authorized tosign instructions or requests to the Transfer Agent on behalf of this Company, and the name and address of legal counsel to this Company.

I.    In the event of any future amendment or change in respect of any of the foregoing, prompt writtennotification of such change, together with copies of all relevant resolutions, instruments or otherdocuments, specimen signatures, certificates, opinions or the like as the Transfer Agent may deem necessary or appropriate.

3. Action, as Transfer Agent, shall make original issues of securities upon the written request of the Company and upon being furnished with a copy of a resolution of the Board of Directors of the Company authorizing such issue certified by the Corporate Secretary.

4. The Company hereby authorizes Action to purchase from time to time, certificates as may be needed by it to perform regular transfer duties; not to exceed 2,000 without prior written approval of the Company, with such costs being paid in advance by the Company. Such certificates shall be signed manually or by facsimile signatures of officers of the Company authorized by law or the by-laws of the Company to sign certificates and if required, shall bear the corporate seal of the Company or a facsimile thereof.

5. Transfer of securities shall be made and effected by Action and shall be registered and new certificates issued upon surrender of the old certificates, in form deemed by Action properly endorsed for transfer, with all necessary endorser's signatures guaranteed in such manner and form as Action requires by a guarantor reasonably believed by Action to be responsible accompanied by such assurances as Action shall deem necessary or appropriate to evidence the genuineness and effectiveness of such necessary endorsement, and satisfactory evidence of compliance with all applicable laws relating to collection of taxes, if any. That all transfer of securities and issuance and certificates shall be at a fee chargeable by Action at its discretion. Such fee to be paid by such person, persons, firms or corporations requesting such transfer.

6. In registering transfers, Action may rely upon the Uniform Commercial Code or any other statute which in the opinion of Counsel protects Action and the Company in not requiring complete documentation in registering transfer without inquiry into adverse claims, in delaying registration for purposes of such inquiry, or in refusing registration wherein its judgment and adverse claims require such refusal. The Company agrees to hold Action harmless from any liability resulting from instructions issued by the Company.

7. When mail is used for delivery of certificates, Action shall forward certificates in "non- negotiable" form by first class, registered or certified mail.

8. Action, as Transfer Agent, may issue new certificates in place of certificates represented to have been lost, destroyed, or stolen, upon receiving indemnity satisfactory to Action, and may issue new certificates in exchange for, and upon surrender of mutilated certificates.

9. In case of any request of demand for the inspection of the records of the Company held by Action, Action shall endeavor to notify the Company and to secure instructions as to permitting or refusing such inspection. However, Action may exhibit such records to any person in any case where it is advised by its counsel that it may be held liable for failure to do so.

10. In case any officer of the Company who shall have signed manually or whose facsimile signature shall have been affixed to blank certificates shall die, resign, or be removed prior to the issuance of such certificates, Action may issue and register such certificates as the certificates of the Company notwithstanding such death, resignation, or removal; and the Company shall file promptly with Action such approval, adoption, or ratification as may be required by law.

11. Action shall maintain customary records in connection with its agency, all of which shall be available for inspection by the Company at all reasonable times.

12. Action is authorized by the Company to use its own judgment in matters affecting its duties as Transfer Agent, and in its discretion may apply to and act upon instructions of its own counsel or of the counsel of the Company in respect to any questions arising in connection with such agency, all legal fees to be at the expense of the Company and Action is hereby relieved of any responsibility to the Company and is indemnified by the Company as to any responsibility to third persons, for action taken in accordance with advice of such counselor its own judgment, remaining liable only for its own willful default or misconduct.

13. Action shall be indemnified by the Company for any acts of Action based upon:

A. Any paper or document reasonably believed by it to be genuine and to have been signed by the properperson or persons; and

B. Its recognition of certificates which it reasonably believes to bear the proper manual or facsimilesignatures of the officers of the Company and the proper counter-signature of the Transfer Agent.

14. Action shall not be held to have notice of any change of authority of any officer, employee or agent of the Company until receipt of written notification thereof from the Company.

15. So long as Action has acted in good faith and with due diligence and without negligence, the Company shall assume full responsibility and shall indemnify Action and save it harmless from and against all actions and suits, whether groundless or otherwise, and from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liabilities arising directly or indirectly out of agency relationship to the Company. Action shall not be under any obligation to prosecute or to defend any action or suit in respect of such agency relationship which, in opinion of its counsel, may involve it in expense or liability, unless the Company shall, so often as reasonably requested, furnish Action with satisfactory indemnity against such expense or liability. Action shall be without liability to the Company, and is hereby indemnified from any liability to third persons, from Action's refusal to perform any act in connection with this agency, wherein reliance upon opinion of its counsel, Action in good faith believes that such act may subject it or its officers or employees to criminal liability or injunctive sanctions under any law of any state or of the United States, and in particular, under the Securities Act of 1933.

16. The Company may remove Action as Transfer Agent at any time by giving a 30 day written notice in the form of a resolution from the Board of Directors calling for such removal (a copy of such resolution shall be furnished to Action) and upon the payment of any and all reasonable charges owing to Action. Action may resign as Transfer Agent at any time giving written notice of such resignation to the Company at its last known address, and thereupon its duties as Transfer Agent shall cease.

17. This agreement may not be assigned by Action without express written consent of the Company.

18. Action may, at its sole discretion, pay a finders fee to any person, persons or entity for referring the company to Action. Any finders fee agreement entered into by Action, which is directly related to this agreement between Action and the company, will be made available to the company for inspection upon written request.

19. Action may increase its transfer rates as it deems necessary, without notification to client.

20. The Company was chartered under the laws of the State of Nevada by Certificate of Incorporation filed in the office of the Secretary of State on the 14th day of September, 2010.

21. The total number of shares of each class of the securities which the Company is now authorized to issue and the number thereof now issued and outstanding is:

A.  Class:                      Common

B.   ParValue:               $0.001

C.  Authorized:            450,000,000

D.  Issued and Outstanding:  None

22.    The duly elected and qualified officers and directors of this Corporation, all owners of more than 10% of the Company’s outstanding stock (“principal shareholders") and all affiliates, as defined in SEC Rule 144(a)(1), are as follows:

                Title                                                                      Name and Address                                                                           Signature
                                                                                     (Required only for officers and directors)

President and Chief                                           John Ngitew                                                                   “JOHN NGITEW”
Executive Officer                                                469 Pujols Avenue
                         Fort Benafacio,
                         Manila, Philippines

Chief Financial Officer                                       Grace Parinas                                                                          “GRACE PARINAS”
Secretary Treasurer                                           469 Pujols Avenue
                     Fort Benafacio
                         Manila, Philippines

23. That the name, address, and phone number of Counsel to the Company is:

No legal counsel has been appointed at this time.

24. That the address and phone number of the Company to which all communication are to be sent:

469 Pujols Avenue, Fort Benafacio, Manila, Philippines

25. That the names and addresses of all past and present Transfer Agents (other than Action) are:

No former Transfer Agent.

Agreed and entered into the day and year first written above.

Company: Lingas Resources, Inc.                                                                Action Stock Transfer Corporation

By: _”JOHN NGITEW”_____________                                                                           By: _”JUSTEENE  BLANKENSHIP”_______________
         John Ngitew - President                                                                                                 President